UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                  -----------

                         FRANKLIN MUTUAL RECOVERY FUND
                        -----------------------------
               (Exact name of registrant as specified in charter)

            101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
           ----------------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                            -----------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973)912-2000
                                                    -------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period:  9/30/08__
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)
                               SEPTEMBER 30, 2008

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                     VALUE

                                    FRANKLIN
                              MUTUAL RECOVERY FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

CEO'S MESSAGE .............................................................    1
SHAREHOLDER LETTER ........................................................    4
SEMIANNUAL REPORT
Franklin Mutual Recovery Fund .............................................    7
Performance Summary .......................................................   13
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   29
Notes to Financial Statements .............................................   34
Shareholder Information ...................................................   48

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Mutual Recovery Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report
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are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      2 | Not part of the semiannual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Mutual Recovery Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OFOCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Shareholder Letter

Dear Shareholder:

The six-month period ended September 30, 2008, was the most challenging time for investors at least since the 1987 stock market crash. During the past two months shareholders of Lehman Brothers, Wachovia, Washington Mutual, American International Group, Fannie Mae and Freddie Mac were wiped out, or nearly so. And financial stocks are not the only ones that were substantially devalued -- the overall stock market as measured by the Standard & Poor's 500 Index declined 21.98% over the past 12 months, and 10.87% in the past six months, while Franklin Mutual Recovery Fund - Class A during the latter period declined 14.94%.(1)

As we write this in early October, the $700 billion government "bailout" plan (which we believe might be more aptly called "strategic investment" plan) has been passed and signed into law. Currently, there is a near seizing up of credit markets -- not just exotic securitization and credit derivative markets that helped fuel the unfolding crisis but even plain vanilla, short-term markets that allow the real economy to function smoothly. Although we believe the government plan is flawed, we see few palatable options other than this extraordinary step to help stabilize the economy, perhaps to be coupled with other further steps. As you are reading this some weeks after writing, events will already have played themselves out to some degree. As we write this, however, we believe continued bold leadership is necessary to rebuild confidence in the financial system.

As events unfolded over the first six months of the Fund's fiscal year, an extraordinarily high correlation of negative performance occurred among various asset classes associated with investment strategies employed by the Fund -- equities, high yield and distressed securities, and merger arbitrage. Even commodities and related stocks, which had performed so well through mid-July, plummeted due to fears of an economic slowdown and associated demand deterioration, combined with the perception of widespread distress and redemptions among the hedge funds that were some of the largest players in commodities. We have begun to dip our toe into shares of some commodity-related companies that were massively devalued over the past 10 weeks, where we see near-term earnings visibility, favorable market position, attractive assets and compelling valuations.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee future results. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The index is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                      4 | Not part of the semiannual report

The drying up of credit has had a disproportionately greater negative impact on many of the Fund's investment strategies than on the overall market. Eventdriven equities, which are stocks where there is an identifiable catalyst to unlock shareholder value, often rely on the availability of credit to fund that catalyst. The lack of available credit at best pushes out the time frame for the catalyst -- sometimes indefinitely. Making things worse, most of these companies operate businesses that are somewhat economically sensitive and therefore are susceptible to the macroeconomic concerns that are driving down stock market valuations worldwide. Finally, many of these stocks tend to be owned by hedge funds, many of which reportedly have been hit by large redemptions or have had their capital tied up in failed counterparties like Lehman Brothers. Real or perceived forced selling from these hedge funds has partly fueled share price declines.

In the meantime, September 2008 represented the worst month of performance by high yield bonds -- which tend to be a reasonable proxy, along with stock market valuations, for distressed securities -- in over 20 years. Thus far in 2008 through September 30, the Credit Suisse (CS) High Yield Index fell 9.09%.(2) As we have written over the past several years, we have seen few opportunities in the distressed debt arena. However, that is changing quickly, and we anticipate a substantial increase in the Fund's allocation to distressed debt over the next three to six months.

Merger arbitrage recently has also been an atypically hazardous undertaking, as debt-fueled transactions have come unraveled or, in some cases, target shares have traded down in pending deals as market participants fear that future financing commitments from banks are less likely to be honored. Huntsman Corp., which was a large Fund position, is a good example.(3) In June 2008, Apollo Investment's portfolio company Hexion reneged on its agreement to buy Huntsman at $28 per share. On September 30, a Delaware Chancery Court judge ruled that Hexion did not have the grounds to cancel the offer and had "knowingly and intentionally" breached the merger agreement. At the time we acquired the position we believed the contract governing the transaction was ironclad, and recent events have validated that position, but this is a hollow victory given that the stock is trading at less than half the buyout price as this letter is being written.

(2.) Source: (C) 2008 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

(3.) As of 9/30/08, Franklin Mutual Recovery Fund's holding in Huntsman was
     0.54% of total net assets.


                      Not part of the semiannual report | 5

Given the current environment, how are we positioning the Fund to try to maximize long-term returns? First, we continually reevaluate each investment to understand the impact of the current macroeconomic and credit environment on earnings, catalysts and intrinsic value. We then compare our view of the upside and downside potential of each investment to its current trading price. We have trimmed or eliminated positions where we identified disproportionate downside risks, and initiated or added to certain positions we believe offered compelling longer-term potential returns. As indicated above, we have taken positions in a number of commodity-related stocks that traded at substantial discounts to their recent prices and, more critically, to what we believe is their intrinsic value. We are also beginning to see what we believe are extremely compelling distressed debt opportunities -- and as noted above, we expect to increase exposure to this asset class going forward.

We appreciate your trust, support and patience through what has been among the most challenging periods we can remember. We will continue to be disciplined in executing our mandate and hope to return to the types of long-term returns that we know you expect of us, and which we certainly expect from ourselves.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and
Chief Executive Officer
Franklin Mutual Advisers, LLC


/s/ Michael J. Embler
Michael J. Embler
Senior Vice President and
Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                      6 | Not part of the semiannual report

Semiannual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/08

                                  (PIE CHART)

Equity.....................................   70.4%
Debt Instruments...........................    8.8%
Short-Term Investments & Other Net Assets..   20.8%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Mutual Recovery Fund - Class A had a -14.94% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -10.87%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                              Semiannual Report | 7
total return for the same period.(1) The Fund also underperformed the -0.02% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.(2) The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

For the six months ended September 30, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% first quarter 2008 annualized rate to a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an estimated annualized 0.3% in 2008's third quarter as the sub-prime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar lost value against most foreign currencies during the first four months of the period, which contributed to increased export demand and aided the manufacturing sector. The greenback then rallied toward period-end, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate grew from 5.1% at the beginning of the period to 6.1% in September, the highest level since September 2003.(3) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008 but eased to $101 by period-end. Many other commodity prices -- including those for coal, natural gas, precious

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total
     Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

(3.) Source: Bureau of Labor Statistics.


                              8 | Semiannual Report
metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices plummeted through much of the third quarter as global demand and speculative buying subsided. For the 12 months ended September 30, 2008, inflation as measured by the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.5%; this was higher than its 2.2% 10-year average rate.(3)

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board (Fed) made one cut to its key federal funds target rate during the period, lowering it from 2.25% to a four-year low of 2.00%. In this uncertain environment, very short-term U.S. Treasury prices generally increased as many investors sought safer alternatives to stocks and corporate bonds. The 10-year Treasury note, however, received less investor attention, and its yield increased from 3.45% at the beginning of the period to 3.85% on September 30, 2008.

U.S. stock markets endured high volatility and suffered losses during this challenging period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -10.31%, the broader S&P 500 a -10.87% total return, and the technology-heavy NASDAQ Composite Index a -7.88% total return.(4) Consumer staples was the only sector to record positive results, while the financials, telecommunications and industrials sectors had the largest declines. Small-capitalization stocks generally performed better than large caps.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

TOP 10 HOLDINGS
9/30/08

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Weyerhaeuser Co.                              3.5%
   PAPER & FOREST PRODUCTS, U.S.
Time Warner Cable Inc., A                     2.5%
   MEDIA, U.S.
Alliance Data Systems Corp.                   2.5%
   IT SERVICES, U.S.
Time Warner Inc.                              2.2%
   MEDIA, U.S.
Japan Tobacco Inc.                            2.1%
   TOBACCO, JAPAN
Anheuser-Busch Cos. Inc.                      2.1%
   BEVERAGES, U.S.
Imperial Tobacco Group PLC                    2.0%
   TOBACCO, U.K.
Groupe Eurotunnel SA                          1.9%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
Symetra Financial                             1.9%
   INSURANCE, U.S.
CVS Caremark Corp.                            1.9%
   FOOD & STAPLES RETAILING, U.S.

(4.) Source: (C) 2008 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              Semiannual Report | 9

TOP 10 SECTORS/INDUSTRIES
9/30/08

                                   % OF TOTAL
                                   NET ASSETS
                                   ----------
Media                                 9.3%
Tobacco                               6.4%
Paper & Forest Products               4.7%
Beverages                             3.9%
Health Care Providers & Services      3.6%
Insurance                             3.5%
Food & Staples Retailing              3.5%
Semiconductors & Semiconductor
Equipment                             3.3%
Food Products                         3.2%
Metals & Mining                       2.7%

MANAGER'S DISCUSSION

During the six months ended September 30, 2008, many of the Fund's stock holdings fell in value as they were subject to a severe and broad equity market decline. Corporate debt markets also came under considerable pressure, negatively impacting certain related Fund holdings. Our worst performers during this difficult period included stocks of Fortis and Constellation Energy Group, as well as Tropicana Entertainment (Wimar OPCO, LLC, in the SOI) debt securities.

Shares of Belgium-based Fortis, the Benelux financial services company, fell in value as the company struggled to raise capital in an increasingly tight global credit environment. Widespread investor fears about any bank with capital needs triggered panic selling in the latter half of the reporting period, and Fortis was not immune. In a highly unusual move, Fortis in September received emergency capital from the governments of Belgium, Luxembourg and the Netherlands in an effort to shore up its balance sheet.

Our investment in Constellation Energy, a Maryland-based utility that also produces, markets and trades energy through several business units, lost value due to investor concerns about the company's energy trading operations. Sensing an opportunity, Berkshire Hathaway's MidAmerican Energy Holdings attempted to buy the company. Constellation had some collateral needs related to its trading business, and in the days following Lehman Brothers' bankruptcy, rumors arose about the health of Constellation's business. Ratings agencies threatened a downgrade of the firm, which choked off liquidity. Under pressure, Constellation's board signed the deal with Berkshire.

Our investment in the bonds of bankrupt casino and riverboat gaming operator Tropicana Entertainment declined in value during the six months under review. Tropicana, like most other gambling-related companies, suffered as gaming fundamentals and valuations deteriorated amid consumers' reduced discretionary spending. Tropicana also has attempted to undo many decisions made by prior management. Company management, which was removed in June, made what we believed were poor choices that depressed value. Management was subsequently replaced and a member of Franklin Mutual Recovery Fund's investment adviser has been serving as chairman of Tropicana's unsecured creditors' committee, seeking primarily to create value in the ongoing restructuring process.


                             10 | Semiannual Report

During the six months ended September 30, 2008, some of the Fund's best performing investments were shares of Esmark, a steel company, and Alliance Data Systems (ADS), a private-label credit card company. The Fund also benefited from its investments in S&P 500 index put options, which allow holders to profit if the market declines within a preset period of time.

Esmark shares climbed in value as the company received competing takeover offers and was ultimately sold to Russian steel company Severstal in a transaction that closed in August 2008. The Fund, along with other mutual funds managed by Franklin Mutual Advisers, LLC, participated in the funding of Esmark during various stages, including in connection with its acquisition of Wheeling-Pittsburgh.

The Fund's ADS shares also appreciated during the period. ADS had been the target of a leveraged buyout by Blackstone, but the deal was not completed when Blackstone used the pretense of a regulatory issue to exit the deal. While the company's litigation proceeded against Blackstone, the management team successfully focused its energy on generating earnings and growth in a difficult market. The company has continued to report favorable financial results, and share prices have risen significantly since the termination of the Blackstone transaction.

The Fund's position in S&P 500 index put options, which typically appreciate as equity markets decline, gained value as the index fell. Since mid-2007, the Fund has periodically taken positions in index put options at times when we determined the price of the puts was inexpensive relative to our assessment of the hedging advantages they offered.


                             Semiannual Report | 11

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL J. EMBLER)


/s/ Michael J. Embler
Michael J. Embler
Co-Portfolio Manager


(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa
Christian Correa, CFA
Co-Portfolio Manager


(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty
Shawn M. Tumulty
Co-Portfolio Manager

Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             12 | Semiannual Report

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FMRAX)         CHANGE   9/30/08   3/31/08
-----------------------         ------   -------   -------
Net Asset Value (NAV)           -$1.79    $10.19    $11.98

CLASS B (SYMBOL: N/A)           CHANGE   9/30/08   3/31/08
---------------------           ------   -------   -------
Net Asset Value (NAV)           -$1.79     $9.97    $11.76

CLASS C (SYMBOL: FCMRX)         CHANGE   9/30/08   3/31/08
-----------------------         ------   -------   -------
Net Asset Value (NAV)           -$1.78     $9.97    $11.75

ADVISOR CLASS (SYMBOL: FMRVX)   CHANGE   9/30/08   3/31/08
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           -$1.79    $10.31    $12.10


                             Semiannual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    3-YEAR    INCEPTION (11/3/03)
-------                                 -------          -------   --------   -------------------
Cumulative Total Return(1)               -14.94%          -27.48%    -7.51%          +18.10%
Average Annual Total Return(2)           -19.91%          -31.65%    -4.47%          + 2.21%
Value of $10,000 Investment(3)          $ 8,009          $ 6,835    $8,717          $11,131
   Total Annual Operating Expenses(4)             2.48%

CLASS B                                 6-MONTH           1-YEAR    3-YEAR    INCEPTION (11/3/03)
-------                                 -------          -------   --------   -------------------
Cumulative Total Return(1)               -15.22%          -27.92%    -9.20%          +14.62%
Average Annual Total Return(2)           -18.61%          -30.68%    -4.00%          + 2.49%
Value of $10,000 Investment(3)          $ 8,139          $ 6,932    $8,847          $11,282
   Total Annual Operating Expenses(4)             3.13%

CLASS C                                 6-MONTH           1-YEAR    3-YEAR    INCEPTION (11/3/03)
-------                                 -------          -------   --------   -------------------
Cumulative Total Return(1)               -15.15%          -27.95%    -9.21%          +14.59%
Average Annual Total Return(2)           -16.08%          -28.64%    -3.17%          + 2.81%
Value of $10,000 Investment(3)          $ 8,392          $ 7,136    $9,079          $11,459
   Total Annual Operating Expenses(4)             3.13%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR    INCEPTION (6/2/03)
-------------                           -------          -------   --------   -------------------
Cumulative Total Return(1)               -14.79%          -27.24%   +25.50%          +33.40%
Average Annual Total Return(2)           -14.79%          -27.24%   + 4.65%          + 5.56%
Value of $10,000 Investment(3)          $ 8,521          $ 7,276   $12,550          $13,340
   Total Annual Operating Expenses(4)             2.13%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             14 | Semiannual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  850.60              $6.12
Hypothetical (5% return before expenses)         $1,000           $1,018.45              $6.68
CLASS B
Actual                                           $1,000           $  847.80              $9.13
Hypothetical (5% return before expenses)         $1,000           $1,015.19              $9.95
CLASS C
Actual                                           $1,000           $  848.50              $8.90
Hypothetical (5% return before expenses)         $1,000           $1,015.44              $9.70
ADVISOR CLASS
Actual                                           $1,000           $  852.10              $4.50
Hypothetical (5% return before expenses)         $1,000           $1,020.21              $4.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.32%; B: 1.97%; C: 1.92%; and Advisor:
     0.97%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 17

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                                                                     2008       --------------------------------------------------
CLASS A                                                          (UNAUDITED)      2008       2007       2006       2005    2004(a)
-------                                                         -------------   --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $  11.98      $  15.04   $  13.43   $  12.64   $ 11.91   $ 11.10
                                                                  --------      --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ..........................         0.09          0.09       0.16      (0.02)     0.02     (0.04)
   Net realized and unrealized gains (losses) ...............        (1.88)        (2.07)      2.27       1.52      1.43      0.90
                                                                  --------      --------   --------   --------   -------   -------
Total from investment operations ............................        (1.79)        (1.98)      2.43       1.50      1.45      0.86
                                                                  --------      --------   --------   --------   -------   -------
Less distributions from:
   Net investment income ....................................           --         (0.29)        --      (0.01)    (0.04)    (0.01)
   Net realized gains .......................................           --         (0.79)     (0.82)     (0.70)    (0.68)    (0.04)
                                                                  --------      --------   --------   --------   -------   -------
Total distributions .........................................           --         (1.08)     (0.82)     (0.71)    (0.72)    (0.05)
                                                                  --------      --------   --------   --------   -------   -------
Net asset value, end of period ..............................     $  10.19      $  11.98   $  15.04   $  13.43   $ 12.64   $ 11.91
                                                                  ========      ========   ========   ========   =======   =======
Total return(d) .............................................       (14.94)%      (14.04)%    18.73%     12.51%    12.48%     7.77%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates
   and expense reduction(f) .................................         1.32%         2.49%      3.36%      3.53%     3.15%     3.45%
Expenses net of waiver and payments by affiliates(f) ........         1.32%         2.49%      3.36%      3.53%     3.05%     3.45%
Expenses net of waiver and payments by affiliates and
   expense reduction(f) .....................................         1.32%         2.48%      3.36%      3.52%     3.05%     3.45%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates
      and expense reduction .................................         1.32%         2.46%      3.16%      3.34%     3.11%     3.36%
   Expenses net of waiver and payments by affiliates ........         1.32%         2.46%      3.16%      3.34%     3.02%     3.36%
   Expenses net of waiver and payments by affiliates
      and expense reduction .................................         1.31%         2.45%      3.16%      3.33%     3.02%     3.36%
Net investment income (loss) ................................         1.60%         0.60%      1.11%     (0.19)%    0.17%    (0.89)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $172,118      $238,020   $209,897   $104,694   $57,709   $24,225
Portfolio turnover rate .....................................        25.30%        89.18%     85.63%     69.20%    87.68%   129.60%

(a)  For the period November 3, 2003 (effective date) to March 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                  SIX MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                                                                     2008       --------------------------------------------------
CLASS B                                                          (UNAUDITED)      2008       2007       2006       2005    2004(a)
-------                                                         -------------   --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $  11.76      $  14.78   $  13.29   $  12.58   $ 11.89   $ 11.10
                                                                  --------      --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ..........................         0.06         (0.01)      0.01      (0.11)    (0.06)    (0.07)
   Net realized and unrealized gains (losses) ...............        (1.85)        (2.02)      2.30       1.52      1.43      0.91
                                                                  --------      --------   --------   --------   -------   -------
Total from investment operations ............................        (1.79)        (2.03)      2.31       1.41      1.37      0.84
                                                                  --------      --------   --------   --------   -------   -------
Less distributions from:
   Net investment income ....................................           --         (0.20)        --         --        --     (0.01)
   Net realized gains .......................................           --         (0.79)     (0.82)     (0.70)    (0.68)    (0.04)
                                                                  --------      --------   --------   --------   -------   -------
Total distributions .........................................           --         (0.99)     (0.82)     (0.70)    (0.68)    (0.05)
                                                                  --------      --------   --------   --------   -------   -------
Net asset value, end of period ..............................     $   9.97      $  11.76   $  14.78   $  13.29   $ 12.58   $ 11.89
                                                                  ========      ========   ========   ========   =======   =======
Total return(d) .............................................       (15.22)%      (14.67)%    18.00%     11.79%    11.77%     7.55%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates
   and expense reduction(f) .................................         1.97%         3.14%      4.01%      4.18%     3.79%     4.10%
Expenses net of waiver and payments by affiliates(f) ........         1.97%         3.14%      4.01%      4.18%     3.69%     4.10%
Expenses net of waiver and payments by affiliates
   and expense reduction(f) .................................         1.97%         3.13%      4.01%      4.17%     3.69%     4.10%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates
      and expense reduction .................................         1.97%         3.11%      3.81%      3.99%     3.75%     4.00%
   Expenses net of waiver and payments by affiliates ........         1.97%         3.11%      3.81%      3.99%     3.65%     4.00%
   Expenses net of waiver and payments by affiliates
      and expense reduction .................................         1.96%         3.10%      3.81%      3.98%     3.65%     4.00%
Net investment income (loss) ................................         0.95%        (0.05)%     0.46%     (0.84)%   (0.47)%   (1.47)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $  3,055      $  4,333   $  5,024   $  4,243   $ 3,246   $ 1,892
Portfolio turnover rate .....................................        25.30%        89.18%     85.63%     69.20%    87.68%   129.60%

(a)  For the period November 3, 2003 (effective date) to March 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Mutual Recovery Fund

                                                                  SIX MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                                                                     2008       --------------------------------------------------
CLASS C                                                          (UNAUDITED)      2008       2007       2006       2005    2004(a)
-------                                                         -------------   --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $  11.75      $  14.78   $  13.29   $  12.58   $ 11.89   $ 11.10
                                                                  --------      --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ..........................         0.06         (0.01)      0.04      (0.11)    (0.06)    (0.07)
   Net realized and unrealized gains (losses) ...............        (1.84)        (2.02)      2.27       1.52      1.43      0.91
                                                                  --------      --------   --------   --------   -------   -------
Total from investment operations ............................        (1.78)        (2.03)      2.31       1.41      1.37      0.84
                                                                  --------      --------   --------   --------   -------   -------
Less distributions from:
   Net investment income ....................................           --         (0.21)        --         --        --     (0.01)
   Net realized gains .......................................           --         (0.79)     (0.82)     (0.70)    (0.68)    (0.04)
                                                                  --------      --------   --------   --------   -------   -------
Total distributions .........................................           --         (1.00)     (0.82)     (0.70)    (0.68)    (0.05)
                                                                  --------      --------   --------   --------   -------   -------
Net asset value, end of period ..............................     $   9.97      $  11.75   $  14.78   $  13.29   $ 12.58   $ 11.89
                                                                  ========      ========   ========   ========   =======   =======
Total return(d) .............................................       (15.15)%      (14.66)%    17.99%     11.79%    11.77%     7.54%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reduction(f) .....................................         1.92%         3.14%      3.99%      4.18%     3.78%     4.10%
Expenses net of waiver and payments by affiliates(f) ........         1.92%         3.14%      3.99%      4.18%     3.68%     4.10%
Expenses net of waiver and payments by affiliates and
   expense reduction(f) .....................................         1.92%         3.13%      3.99%      4.17%     3.68%     4.10%
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by affiliates and
      expense reduction .....................................         1.92%         3.11%      3.79%      3.99%     3.74%     4.02%
   Expenses net of waiver and payments by affiliates ........         1.92%         3.11%      3.79%      3.99%     3.64%     4.02%
   Expenses net of waiver and payments by affiliates and
      expense reduction .....................................         1.91%         3.10%      3.79%      3.98%     3.64%     4.02%
Net investment income (loss) ................................         1.00%        (0.05)%     0.48%     (0.84)%   (0.46)%   (1.52)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $ 68,425      $ 96,131   $ 87,018   $ 55,030   $29,991   $16,887
Portfolio turnover rate .....................................        25.30%        89.18%     85.63%     69.20%    87.68%   129.60%

(a)  For the period November 3, 2003 (effective date) to March 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                  SIX MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                                                                     2008       --------------------------------------------------
ADVISOR CLASS                                                    (UNAUDITED)      2008       2007       2006       2005    2004(a)
-------------                                                   -------------   --------   --------   --------   -------   -------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $  12.10      $  15.18   $  13.50   $  12.67   $ 11.92   $ 10.00
                                                                  --------      --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ..........................         0.12          0.14       0.21       0.02      0.06     (0.09)
   Net realized and unrealized gains (losses) ...............        (1.91)        (2.09)      2.29       1.53      1.44      2.06
                                                                  --------      --------   --------   --------   -------   -------
Total from investment operations ............................        (1.79)        (1.95)      2.50       1.55      1.50      1.97
                                                                  --------      --------   --------   --------   -------   -------
Less distributions from:
   Net investment income ....................................           --         (0.34)        --      (0.02)    (0.07)    (0.01)
   Net realized gains .......................................           --         (0.79)     (0.82)     (0.70)    (0.68)    (0.04)
                                                                  --------      --------   --------   --------   -------   -------
Total distributions .........................................           --         (1.13)     (0.82)     (0.72)    (0.75)    (0.05)
                                                                  --------      --------   --------   --------   -------   -------
Net asset value, end of period ..............................     $  10.31      $  12.10   $  15.18   $  13.50   $ 12.67   $ 11.92
                                                                  ========      ========   ========   ========   =======   =======
Total return(d) .............................................       (14.79)%      (13.83)%    19.24%     12.88%    12.88%    19.76%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reduction(f) .....................................         0.97%         2.14%      3.01%      3.18%     2.80%     3.10%
Expenses net of waiver and payments by affiliates(f) ........         0.97%         2.14%      3.01%      3.18%     2.70%     3.10%
Expenses net of waiver and payments by affiliates and
   expense reduction(f) .....................................         0.97%         2.13%      3.01%      3.17%     2.70%     3.10%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by affiliates and
      expense reduction .....................................         0.97%         2.11%      2.81%      2.99%     2.76%     3.01%
   Expenses net of waiver and payments by affiliates ........         0.97%         2.11%      2.81%      2.99%     2.66%     3.01%
   Expenses net of waiver and payments by affiliates and
      expense reduction .....................................         0.96%         2.10%      2.81%      2.98%     2.66%     3.10%
Net investment income (loss) ................................         1.95%         0.95%      1.46%      0.16%     0.52%    (1.01)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $ 96,697      $155,570   $152,068   $ 80,420   $71,586   $45,854
Portfolio turnover rate .....................................        25.30%        89.18%     85.63%     69.20%    87.68%   129.60%

(a)  For the period June 3, 2003 (commencement of operations) to March 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                                      SHARES/
                                                                                    COUNTRY      WARRANTS/CONTRACTS      VALUE
                                                                                --------------   ------------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 69.9%
          AIRLINES 1.9%
      (a) ACE Aviation Holdings Inc., A .....................................       Canada              201,052       $  1,484,447
      (a) Continental Airlines Inc., B ......................................    United States           72,079          1,202,278
      (a) Delta Air Lines Inc. ..............................................    United States          218,624          1,628,749
      (a) Northwest Airlines Corp. ..........................................    United States          231,296          2,088,603
   (a, b) Northwest Airlines Corp., Contingent Distribution .................    United States        7,455,000             27,956
                                                                                                                      ------------
                                                                                                                         6,432,033
                                                                                                                      ------------
          AUTO COMPONENTS 0.5%
(a, b, c) Collins & Aikman Products Co., Contingent Distribution ............    United States           53,682                 --
      (a) Dana Holding Corp. ................................................    United States           25,135            121,654
   (a, b) Dana Holding Corp., Contingent Distribution .......................    United States          661,000             19,830
      (a) Goodyear Tire & Rubber Co. ........................................    United States           99,304          1,520,344
                                                                                                                      ------------
                                                                                                                         1,661,828
                                                                                                                      ------------
          AUTOMOBILES 0.3%
(a, d, e) IACNA Investor LLC ................................................    United States           10,457                105
(a, d, e) International Automotive Components Group Brazil LLC ..............       Brazil              155,394            359,292
(a, d, e) International Automotive Components Group Japan LLC ...............        Japan               16,213             65,108
(a, d, e) International Automotive Components Group LLC .....................     Luxembourg            660,308            434,219
(a, d, e) International Automotive Components Group NA LLC, A ...............    United States          299,438            213,769
                                                                                                                      ------------
                                                                                                                         1,072,493
                                                                                                                      ------------
          BEVERAGES 3.9%
          Anheuser-Busch Cos. Inc. ..........................................    United States          108,708          7,052,975
          Carlsberg AS, B ...................................................       Denmark              84,060          6,308,264
                                                                                                                      ------------
                                                                                                                        13,361,239
                                                                                                                      ------------
          BIOTECHNOLOGY 0.8%
      (a) Genentech Inc. ....................................................    United States           30,174          2,675,830
                                                                                                                      ------------
          BUILDING PRODUCTS 0.0%(f)
          Armstrong World Industries Inc. ...................................    United States              252              7,283
                                                                                                                      ------------
          CHEMICALS 2.3%
          Huntsman Corp. ....................................................    United States          146,784          1,849,478
          Koninklijke DSM NV ................................................     Netherlands            88,045          4,131,114
          Rohm and Haas Co. .................................................    United States           25,810          1,806,700
                                                                                                                      ------------
                                                                                                                         7,787,292
                                                                                                                      ------------
          COMMERCIAL BANKS 2.1%
   (a, d) Elephant Capital Holdings Limited .................................        Japan                  721                 --
   (a, d) First Chicago Bancorp .............................................    United States          410,714          4,927,583
   (a, d) NCB Warrant Holdings Ltd., A ......................................        Japan               31,928                 --
          Societe Generale, A ...............................................       France               25,554          2,228,702
                                                                                                                      ------------
                                                                                                                         7,156,285
                                                                                                                      ------------


                             22 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                                      SHARES/
                                                                                    COUNTRY      WARRANTS/CONTRACTS      VALUE
                                                                                --------------   ------------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMUNICATIONS EQUIPMENT 1.8%
      (a) Sycamore Networks Inc. ............................................    United States        1,897,519       $  6,128,986
                                                                                                                      ------------
          COMPUTERS & PERIPHERALS 1.3%
          Diebold Inc. ......................................................    United States          136,160          4,508,258
                                                                                                                      ------------
          CONSUMER FINANCE 1.3%
   (a, d) Cerberus CG Investor I LLC ........................................    United States        1,874,481            912,775
   (a, d) Cerberus CG Investor II LLC .......................................    United States        1,874,481            912,775
   (a, d) Cerberus CG Investor III LLC ......................................    United States          937,240            456,388
   (a, d) Cerberus FIM Investors Auto Finance LLC ...........................    United States          518,940            184,062
   (a, d) Cerberus FIM Investors Commercial Finance LLC .....................    United States           43,226             15,332
   (a, d) Cerberus FIM Investors Commercial Mortgage LLC ....................    United States           81,021             28,737
   (a, d) Cerberus FIM Investors Insurance LLC ..............................    United States          396,277            140,555
   (a, d) Cerberus FIM Investors Rescap LLC .................................    United States          737,786            261,684
      (a) SLM Corp. .........................................................    United States          124,047          1,530,740
                                                                                                                      ------------
                                                                                                                         4,443,048
                                                                                                                      ------------
          CONTAINERS & PACKAGING 1.3%
          Temple-Inland Inc. ................................................    United States          282,610          4,312,629
                                                                                                                      ------------
          DIVERSIFIED FINANCIAL SERVICES 1.0%
          Fortis ............................................................       Belgium             343,738          2,127,560
   (a, d) GLCP Harrah's Investment LP .......................................    United States        4,502,725          1,350,817
                                                                                                                      ------------
                                                                                                                         3,478,377
                                                                                                                      ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
(a, d, e) AboveNet Inc. .....................................................    United States           41,983          2,099,150
(a, d, e) AboveNet Inc., stock grants, grant price $20.95, expiration date
          9/09/13 ...........................................................    United States               55              1,400
                                                                                                                      ------------
                                                                                                                         2,100,550
                                                                                                                      ------------
          ENERGY EQUIPMENT & SERVICES 0.5%
      (a) Pride International Inc. ..........................................    United States           61,940          1,834,043
                                                                                                                      ------------
          FOOD & STAPLES RETAILING 3.5%
          Carrefour SA ......................................................        France             115,370          5,371,832
          CVS Caremark Corp. ................................................    United States          190,829          6,423,304
                                                                                                                      ------------
                                                                                                                        11,795,136
                                                                                                                      ------------
          FOOD PRODUCTS 3.2%
          Cadbury PLC .......................................................   United Kingdom          554,112          5,603,611
          CSM NV ............................................................     Netherlands           120,500          3,030,791
          Wm. Wrigley Jr. Co. ...............................................    United States           30,440          2,416,936
                                                                                                                      ------------
                                                                                                                        11,051,338
                                                                                                                      ------------


                             Semiannual Report | 23

Franklin Mutual Recovery Fund

                                                                                                      SHARES/
                                                                                    COUNTRY      WARRANTS/CONTRACTS      VALUE
                                                                                --------------   ------------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          HEALTH CARE PROVIDERS & SERVICES 3.6%
      (a) Community Health Systems Inc. .....................................    United States          179,834       $  5,270,935
   (a, d) Kindred Healthcare Inc. ...........................................    United States          104,434          2,735,283
      (a) Tenet Healthcare Corp. ............................................    United States          766,804          4,255,762
                                                                                                                      ------------
                                                                                                                        12,261,980
                                                                                                                      ------------
          HOTELS, RESTAURANTS & LEISURE 0.1%
      (a) Trump Entertainment Resorts Inc. ..................................    United States          153,564            187,348
                                                                                                                      ------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.1%
          Constellation Energy Group ........................................    United States          158,105          3,841,951
                                                                                                                      ------------
          INDUSTRIAL CONGLOMERATES 2.7%
      (e) Orkla ASA .........................................................        Norway             554,089          4,985,595
          Siemens AG ........................................................       Germany              45,120          4,208,081
                                                                                                                      ------------
                                                                                                                         9,193,676
                                                                                                                      ------------
          INSURANCE 3.5%
   (a, d) Imagine Group Holdings Ltd. .......................................       Bermuda             287,034          3,510,426
      (a) Philadelphia Consolidated Holding Corp. ...........................    United States           31,780          1,861,354
      (d) Symetra Financial .................................................    United States          445,440          6,458,880
                                                                                                                      ------------
                                                                                                                        11,830,660
                                                                                                                      ------------
          INTERNET SOFTWARE & SERVICES 0.2%
      (a) Yahoo! Inc. .......................................................    United States           36,550            632,315
                                                                                                                      ------------
          IT SERVICES 2.5%
      (a) Alliance Data Systems Corp. .......................................    United States          135,520          8,589,258
                                                                                                                      ------------
          MACHINERY 0.0%
   (a, d) Motor Coach Industries International Inc., wts., 5/27/09 ..........    United States                1                 --
                                                                                                                      ------------
          MEDIA 9.3%
      (a) Adelphia Recovery Trust ...........................................    United States       11,280,134            225,603
   (a, b) Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
          Contingent Distribution ...........................................    United States        1,018,915            376,998
   (a, b) Century Communications Corp., Contingent Distribution .............    United States        2,826,000                 --
      (a) Eutelsat Communications ...........................................        France             150,397          3,971,046
          News Corp., A .....................................................    United States          478,785          5,740,632
      (a) Time Warner Cable Inc., A .........................................    United States          357,954          8,662,487
          Time Warner Inc. ..................................................    United States          582,593          7,637,794
          Virgin Media Inc. .................................................   United Kingdom          636,162          5,025,680
                                                                                                                      ------------
                                                                                                                        31,640,240
                                                                                                                      ------------
          METALS & MINING 2.7%
          AK Steel Holding Corp. ............................................    United States          107,570          2,788,214
          Alcoa Inc. ........................................................    United States          171,870          3,880,825
          Cleveland-Cliffs Inc. .............................................    United States           49,980          2,645,941
                                                                                                                      ------------
                                                                                                                         9,314,980
                                                                                                                      ------------


                             24 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                                      SHARES/
                                                                                    COUNTRY      WARRANTS/CONTRACTS      VALUE
                                                                                --------------   ------------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MULTI-UTILITIES 1.0%
   (a, b) NorthWestern Corp., Contingent Distribution .......................    United States            1,020       $         --
          Puget Energy Inc. .................................................    United States          128,800          3,438,960
                                                                                                                      ------------
                                                                                                                         3,438,960
                                                                                                                      ------------
          PAPER & FOREST PRODUCTS 4.7%
      (a) Domtar Corp. ......................................................    United States          895,876          4,121,030
          Weyerhaeuser Co. ..................................................    United States          195,052         11,816,250
                                                                                                                      ------------
                                                                                                                        15,937,280
                                                                                                                      ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
      (a) LSI Corp. .........................................................    United States        1,113,749          5,969,695
          Maxim Integrated Products Inc. ....................................    United States          299,700          5,424,570
                                                                                                                      ------------
                                                                                                                        11,394,265
                                                                                                                      ------------
          SOFTWARE 1.4%
      (a) Take-Two Interactive Software Inc. ................................    United States          284,340          4,663,176
                                                                                                                      ------------
          TOBACCO 6.4%
      (a) Alliance One International Inc. ...................................    United States        1,103,110          4,191,818
          Imperial Tobacco Group PLC ........................................   United Kingdom          213,348          6,847,859
          Japan Tobacco Inc. ................................................        Japan                1,883          7,099,852
          Lorillard Inc. ....................................................    United States           25,510          1,815,036
          UST Inc. ..........................................................    United States           27,920          1,857,797
                                                                                                                      ------------
                                                                                                                        21,812,362
                                                                                                                      ------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(f)
      (a) Groupe Eurotunnel SA ..............................................        France                 962             11,286
      (a) Groupe Eurotunnel SA, wts., 12/30/11 ..............................        France              27,397              7,322
                                                                                                                      ------------
                                                                                                                            18,608
                                                                                                                      ------------
          WIRELESS TELECOMMUNICATION SERVICES 1.0%
      (a) Leap Wireless International Inc. ..................................    United States           89,000          3,390,900
                                                                                                                      ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $326,078,718) ............................................                                          237,954,607
                                                                                                                      ------------
          PREFERRED STOCKS (COST $237,700) 0.0%(f)
          AUTO COMPONENTS 0.0%(f)
      (d) Dana Holding Corp., 4.00%, cvt. pfd., B ...........................    United States            2,377            136,678
                                                                                                                      ------------
          OPTIONS PURCHASED 0.4%
          CALL OPTIONS 0.0%(f)
      (a) Fortis, exercise price 16.00 EUR, expiration date 12/21/12,
             contracts ......................................................       Belgium               1,000             63,302
                                                                                                                      ------------


                             Semiannual Report | 25

Franklin Mutual Recovery Fund

                                                                                   COUNTRY            CONTRACTS           VALUE
                                                                                --------------   ------------------   ------------
          OPTIONS PURCHASED (CONTINUED)
          PUT OPTIONS 0.4%
      (a) Express Scripts Inc., exercise price $70.00, expiration date
             2/21/09, contracts .............................................    United States              450       $    265,500
      (a) Volkswagen AG, exercise price 170.00 EUR, expiration date
             3/20/09, contracts .............................................       Germany                 288            185,144
      (a) Volkswagen AG, exercise price 240.00 EUR, expiration date
             6/19/09, contracts .............................................       Germany                 250            959,721
                                                                                                                      ------------
                                                                                                                         1,410,365
                                                                                                                      ------------
          TOTAL OPTIONS PURCHASED (COST $2,190,624) .........................                                            1,473,667
                                                                                                                      ------------

                                                                                                 PRINCIPAL AMOUNT(g)
                                                                                                 ------------------
          CORPORATE BONDS & NOTES 7.9%
      (h) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ............       Canada              430,000 CAD        373,127
      (d) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .......................    United States        1,645,200            801,127
      (d) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ......................    United States        1,645,200            801,127
      (d) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .....................    United States          822,600            400,564
      (d) Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .........    United States        1,555,760            551,810
      (d) Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13 ...    United States          129,678             45,995
      (d) Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13 ..    United States          243,062             86,211
      (d) Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ............    United States        1,188,832            421,665
      (d) Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...............    United States        2,213,359            785,053
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
             T2, 3.00%, 7/28/09 .............................................       France                1,100 EUR          2,582
             T2, 3.00%, 7/28/09 .............................................       France                1,773 GBP          5,972
             T3, 3.00%, 7/28/10 .............................................       France            1,561,200 EUR      3,721,590
             T3, 3.00%, 7/28/10 .............................................       France              805,919 GBP      2,714,325
      (h) Indianapolis Downs LLC,
             senior secured note, 144A, 11.00%, 11/01/12 ....................    United States        1,000,000            685,000
      (i)    senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 ..........    United States        3,772,756          2,593,770
   (d, e) International Automotive Components Group NA LLC, 9.00%, 4/01/17 ..    United States           90,167             73,368
   (d, k) Motor Coach Industries International Inc.,FRN,
      (j)    First Lien DIP Revolver, 9.50%, 9/19/09 ........................    United States          118,948            117,556
             Second Lien DIP Trust A Term Loan, 14.50%, 9/19/09 .............    United States          310,748            259,475
             Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09 .............    United States          221,741            188,480
(d, h, k) Pontus I LLC, junior note, 144A, FRN,
             5.926%, 7/24/09 ................................................    United States          610,745            424,704
             6.488%, 7/24/09 ................................................    United States          538,697            413,089
             6.645%, 7/24/09 ................................................    United States          551,728            507,731
(d, h, k) Pontus II Trust, junior note, 144A, FRN, 6.488%, 6/25/09 ..........    United States          269,261            206,477
      (k) Realogy Corp.,FRN,
      (j)    5.679%, 4/10/13 ................................................    United States        1,127,243            853,323
             Delayed Draw Term B Loan, 5.79%, 10/10/13 ......................    United States          189,068            141,210
             Initial Term Loan B, 6.429%, 10/10/13 ..........................    United States        1,042,735            778,793
             Synthetic Letter of Credit, 3.76%, 10/10/13 ....................    United States          280,713            209,658


                             26 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                    COUNTRY       PRINCIPAL AMOUNT        VALUE
                                                                                --------------   ------------------   ------------
          CORPORATE BONDS & NOTES (CONTINUED)
   (d, k) Revel Entertainment Group LLC, FRN,
             first lien loan, 8.20%, 11/30/08 ...............................    United States        3,000,000       $  2,925,000
             second lien loan, 11.20%, 11/30/08 .............................    United States        3,000,000          2,955,000
          Rite Aid Corp., senior note, 9.50%, 6/15/17 .......................    United States        3,000,000          1,590,000
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..................    United States        2,801,691          1,162,702
                                                                                                                      ------------
          TOTAL CORPORATE BONDS & NOTES (COST $37,994,152) ..................                                           26,796,484
                                                                                                                      ------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 1.0%
(d, k, l) Motor Coach Industries International Inc., Senior Secured Term
          Loan, FRN,
             Second Lien, 11.00%, 12/01/08 ..................................    United States          253,640            177,548
             Third Lien, 15.649%, 12/01/08 ..................................    United States        3,484,298          1,169,679
   (e, l) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14 ..    United States       12,892,000          1,869,340
                                                                                                                      ------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $12,196,908) .............................................                                            3,216,567
                                                                                                                      ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $378,698,102) ............................................                                          269,578,003
                                                                                                                      ------------
          SHORT TERM INVESTMENTS 17.2%
          U.S. GOVERNMENT AND AGENCY SECURITIES 17.2%
      (m) FHLB,
             10/01/08 .......................................................                        39,700,000         39,700,000
             10/02/08 .......................................................                         7,700,000          7,699,900
             10/03/08 .......................................................                         5,000,000          4,999,870
             11/18/08 - 12/02/08 ............................................                         6,000,000          5,979,513
                                                                                                                      ------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $58,375,697) .............................................                                           58,379,283
                                                                                                                      ------------
          TOTAL INVESTMENTS (COST $437,073,799) 96.4% .......................                                          327,957,286
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
             CONTRACTS 1.0% .................................................                                            3,411,030
          OTHER ASSETS, LESS LIABILITIES 2.6% ...............................                                            8,926,070
                                                                                                                      ------------
          NET ASSETS 100.0% .................................................                                         $340,294,386
                                                                                                                      ============

CURRENCY ABBREVIATIONS

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound Sterling

SELECTED PORTFOLIO ABBREVIATIONS

DIP  - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                             Semiannual Report | 27

Franklin Mutual Recovery Fund

(a)  Non-income producing for the twelve months ended September 30, 2008.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days.

(d)  See Note 10 regarding restricted and illiquid securities.

(e)  See Note 13 regarding other considerations.

(f)  Rounds to less than 0.1% of net assets.

(g)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(h) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $5,203,898, representing 1.53% of net assets.

(i)  Income may be received in additional securities and/or cash.

(j)  See Note 12 regarding unfunded loan commitments.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 9 regarding defaulted securities.

(m)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost .....................................................................   $ 437,073,799
                                                                                   -------------
      Value ....................................................................   $ 327,957,286
   Cash ........................................................................          69,561
   Cash on deposit with brokers for securities sold short ......................       5,614,775
   Foreign currency, at value (cost $2,927,408) ................................       2,831,699
   Receivables:
      Investment securities sold ...............................................       4,325,616
      Capital shares sold ......................................................         265,489
      Dividends and interest ...................................................       2,493,560
   Unrealized appreciation on forward exchange contracts (Note 8) ..............       7,387,888
   Other assets ................................................................         265,625
                                                                                   -------------
         Total assets ..........................................................     351,211,499
                                                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................       5,859,002
      Affiliates ...............................................................         453,840
   Unrealized depreciation on forward exchange contracts (Note 8) ..............       3,976,858
   Unrealized depreciation on unfunded loan commitments (Note 11) ..............          25,818
   Accrued expenses and other liabilities ......................................         601,595
                                                                                   -------------
         Total liabilities .....................................................      10,917,113
                                                                                   -------------
            Net assets, at value ...............................................   $ 340,294,386
                                                                                   -------------
Net assets consist of:
   Paid-in capital .............................................................   $ 460,730,996
   Undistributed investment income .............................................       4,441,021
   Net unrealized appreciation (depreciation) ..................................    (107,356,787)
   Accumulated net realized gain (loss) ........................................     (17,520,844)
                                                                                   -------------
            Net assets, at value ...............................................   $ 340,294,386
                                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008 (unaudited)

CLASS A:
   Net assets, at value ........................................................   $172,117,892
                                                                                   ------------
   Shares outstanding ..........................................................     16,898,159
                                                                                   ------------
   Net asset value per share(a) ................................................   $      10.19
                                                                                   ------------
   Maximum offering price per share (net asset value per share / 94.25%) .......   $      10.81
                                                                                   ------------
CLASS B:
   Net assets, at value ........................................................   $  3,054,718
                                                                                   ------------
   Shares outstanding ..........................................................        306,464
                                                                                   ------------
   Net asset value and maximum offering price per share(a) .....................   $       9.97
                                                                                   ------------
CLASS C:
   Net assets, at value ........................................................   $ 68,425,151
                                                                                   ------------
   Shares outstanding ..........................................................      6,866,395
                                                                                   ------------
   Net asset value and maximum offering price per share(a) .....................   $       9.97
                                                                                   ------------
ADVISOR CLASS:
   Net assets, at value ........................................................   $ 96,696,625
                                                                                   ------------
   Shares outstanding ..........................................................      9,375,359
                                                                                   ------------
   Net asset value and maximum offering price per share ........................   $      10.31
                                                                                   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

Investment income:
   Dividends (net of foreign taxes withheld of $211,808) .......................   $  2,880,328
   Interest ....................................................................      3,179,537
   Income from securities loaned ...............................................          5,276
                                                                                   ------------
         Total investment income ...............................................      6,065,141
                                                                                   ------------
Expenses:
   Management fees (Note 4a) ...................................................      1,042,294
   Administrative fees (Note 4b) ...............................................        417,410
   Distribution fees: (Note 4c)
      Class A ..................................................................        364,168
      Class B ..................................................................         18,470
      Class C ..................................................................        398,339
   Transfer agent fees (Note 4e) ...............................................        196,605
   Custodian fees (Note 5) .....................................................         25,806
   Reports to shareholders .....................................................         33,448
   Registration and filing fees ................................................         67,972
   Professional fees ...........................................................        117,089
   Trustees' fees and expenses .................................................         57,089
   Dividends on securities sold short ..........................................          6,184
   Other .......................................................................         56,646
                                                                                   ------------
         Total expenses ........................................................      2,801,520
         Expense reductions (Note 5) ...........................................         (7,353)
                                                                                   ------------
            Net expenses .......................................................      2,794,167
                                                                                   ------------
               Net investment income ...........................................      3,270,974
                                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................    (13,213,024)
      Written options (Note 7) .................................................         24,500
      Foreign currency transactions ............................................     (1,325,941)
      Securities sold short ....................................................      4,316,152
                                                                                   ------------
            Net realized gain (loss) ...........................................    (10,198,313)
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (58,667,761)
      Translation of other assets and liabilities denominated in foreign
         currencies ............................................................      7,121,955
                                                                                   ------------
            Net change in unrealized appreciation (depreciation) ...............    (51,545,806)
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................    (61,744,119)
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $(58,473,145)
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2008     YEAR ENDED
                                                                 (UNAUDITED)      MARCH 31, 2008
                                                             ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................     $   3,270,974      $   3,160,345
      Net realized gain (loss) from investments, written
         options, foreign currency transactions,
         securities sold short, and synthetic equity
         swaps ...........................................       (10,198,313)        18,209,871
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ...       (51,545,806)      (105,682,083)
                                                               -------------      -------------
            Net increase (decrease) in net assets
               resulting from operations .................       (58,473,145)       (84,311,867)
                                                               -------------      -------------
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................                --         (5,371,498)
         Class B .........................................                --            (68,665)
         Class C .........................................                --         (1,530,791)
         Advisor Class ...................................                --         (4,040,562)
      Net realized gains:
         Class A .........................................                --        (14,781,623)
         Class B .........................................                --           (279,358)
         Class C .........................................                --         (6,008,422)
         Advisor Class ...................................                --         (9,549,411)
                                                               -------------      -------------
   Total distributions to shareholders ...................                --        (41,630,330)
                                                               -------------      -------------
   Capital share transactions:(Note 3)
         Class A .........................................       (36,070,934)        89,194,298
         Class B .........................................          (747,634)           403,096
         Class C .........................................       (15,499,998)        33,827,758
         Advisor Class ...................................       (42,967,503)        42,564,143
                                                               -------------      -------------
   Total capital share transactions ......................       (95,286,069)       165,989,295
                                                               -------------      -------------
            Net increase (decrease) in net assets ........      (153,759,214)        40,047,098
Net assets:
   Beginning of period ...................................       494,053,600        454,006,502
                                                               -------------      -------------
   End of period .........................................     $ 340,294,386      $ 494,053,600
                                                               =============      =============
Undistributed net investment income included in net
   assets:
   End of period .........................................     $   4,441,021      $   1,170,047
                                                               =============      =============

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the six months ended September 30, 2008 (unaudited)

Cash flow from operating activities:
   Dividends, interest and other income received .........   $   5,414,170
   Operating expenses paid ...............................      (2,488,060)
   Purchases of long-term investments ....................    (101,327,888)
   Cash on deposit with brokers for securities sold
      short ..............................................       4,243,033
   Realized loss on forward contracts ....................      (1,325,941)
   Sales and maturities of long-term investments .........     213,751,081
   Net sales of short-term investments ...................     (24,052,521)
                                                             -------------
      Cash provided - operating activities ...............      94,213,874
                                                             -------------
Cash flow from financing activities:
   Proceeds from subscriptions of Fund shares ............      26,088,107
   Payment on redemptions of Fund shares .................    (120,732,446)
      Cash used - financing activities ...................     (94,644,339)
                                                             -------------
Net increase (decrease) in cash ..........................        (430,465)
Cash at beginning of year ................................       3,331,725
                                                             -------------
Cash at end of year ......................................   $   2,901,260
                                                             -------------

Reconciliation of Net Increase (Decrease) in Net Assets
   Resulting from Operating Activities to Net Cash
   Provided in Operating Activities for the six months
   ended September 30, 2008
Net increase (decrease) in net assets resulting from
   operating activities ..................................   $ (58,473,145)
   Adjustments to reconcile net increase (decrease) in
      net assets resulting from operating activities to
      net cash provided by operating activities:
      Decrease in dividends and interest receivable and
         other assets ....................................       1,116,064
      Decrease in affiliates, accrued expenses and other
         liabilities .....................................         306,107
      Decrease in cash on deposit with brokers for
         securities sold short ...........................       4,243,033
      Increase in receivables for investments sold .......      (2,181,531)
      Increase in payable for investments purchased ......       4,365,231
      Decrease in cost of investments ....................      93,209,858
      Net change in unrealized appreciation/depreciation
         on investments ..................................      51,628,257
                                                             -------------
Net cash used in operating activities ....................   $  94,213,874
                                                             =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end, continuously offered investment company. The Fund offers four classes of shares:
Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American


                             34 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             Semiannual Report | 35

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                             36 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund may engage in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

G. SECURITIES LENDING

The Fund may participate in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from investment of cash collateral,in addition to any lending fees and rebates paid by the borrower. The Fund continues to bear the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. At September 30, 2008, the Fund had no securities on loan.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                             Semiannual Report | 37

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                             38 | Semiannual Report

Franklin Mutual Recovery Fund

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        SIX MONTHS ENDED              YEAR ENDED
                                       SEPTEMBER 30, 2008           MARCH 31, 2008
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .................      990,390   $ 11,850,690    8,791,429   $129,341,636
   Shares issued in reinvestment
      of distributions .........           --             --    1,165,011     16,333,602
   Shares redeemed .............   (3,966,197)   (47,921,624)  (4,042,152)   (56,480,940)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (2,975,807)  $(36,070,934)   5,914,288   $ 89,194,298
                                   ==========   ============   ==========   ============
CLASS B SHARES:
   Shares sold .................          214   $      2,500       30,640   $    442,201
   Shares issued in reinvestment
      of distributions .........           --             --       21,159        293,557
   Shares redeemed .............      (62,148)      (750,134)     (23,404)      (332,662)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....      (61,934)  $   (747,634)      28,395   $    403,096
                                   ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold .................      200,859   $  2,354,077    2,688,252   $ 39,181,413
   Shares issued in reinvestment
      of distributions .........           --             --      471,058      6,505,843
   Shares redeemed .............   (1,513,456)   (17,854,075)    (867,478)   (11,859,498)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (1,312,597)  $(15,499,998)   2,291,832   $ 33,827,758
                                   ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................      919,159   $ 11,235,248    4,697,630   $ 69,422,412
   Shares issued in reinvestment
      of distributions .........           --             --      818,746     11,619,901
   Shares redeemed .............   (4,396,417)   (54,202,751)  (2,682,845)   (38,478,170)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (3,477,258)  $(42,967,503)   2,833,531   $ 42,564,143
                                   ==========   ============   ==========   ============

3. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 39

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 0.50% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A, B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each share class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%


                             40 | Semiannual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $10,639
Contingent deferred sales charges retained ......   $51,347

E. TRANSFER AGENT FEES

For the period ended September 30, 2008, the Fund paid transfer agent fees of $196,605, of which $102,062 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses and realized currency losses of $2,417,892 and $256,166, respectively.

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $ 445,465,782
                                                =============
Unrealized appreciation .....................   $   7,312,239
Unrealized depreciation .....................    (124,820,735)
                                                -------------
Net unrealized appreciation (depreciation) ..   $(117,508,496)
                                                =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, organization costs, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, synthetic equity swaps and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of pass-through entity income, synthetic equity swaps, wash sales and foreign currency transactions.


                             Semiannual Report | 41

Franklin Mutual Recovery Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2008, aggregated $92,890,000 and $194,080,767, respectively.

Transactions in options written during the period ended September 30, 2008, were as follows:

                                               NUMBER OF   PREMIUMS
                                               CONTRACTS   RECEIVED
                                               ---------   --------
Options outstanding at March 31, 2008 ......      500      $ 24,500
Options written ............................       --            --
Options expired ............................     (500)      (24,500)
Options exercised ..........................       --            --
Options closed .............................       --            --
                                                  ---      --------
Options outstanding at September 30, 2008 ..       --      $     --
                                                  ===      ========

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                             CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                              AMOUNT        DATE      APPRECIATION   DEPRECIATION
                                           -----------   ----------   ------------   ------------
CONTRACTS TO BUY
 10,934,924   Danish Krone .............   $ 2,202,499    10/23/08    $       --     $  (135,300)
  2,300,000   Canadian Dollar ..........     2,260,015    10/27/08            --         (96,386)
    119,031   Canadian Dollar ..........       110,000    10/27/08         1,974              --
 20,959,873   Euro .....................    32,797,230    11/13/08            --      (3,220,362)
  2,000,000   Euro .....................     2,822,000    11/13/08           245              --
 15,800,000   Norwegian Krone ..........     2,834,480    11/19/08            --        (156,249)
    500,000   British Pound Sterling ...       891,875     1/12/09            --          (1,046)

CONTRACTS TO SELL
 30,075,750   Danish Krone .............     6,167,311    10/23/08       481,384              --
  4,252,601   Canadian Dollar ..........     4,162,173    10/27/08       161,716              --
 42,595,137   Euro .....................    65,744,001    11/13/08     5,637,207              --
582,556,484   Japanese Yen .............     5,578,440    11/19/08        58,494              --
 41,387,648   Norwegian Krone ..........     7,955,402    11/19/08       940,138              --
  9,006,149   British Pound Sterling ...    15,677,679     1/12/09            --        (367,515)
 12,500,000   Danish Krone .............     2,472,701     1/23/09       106,730              --
                                                                      ----------     -----------
Unrealized appreciation (depreciation) on forward
   exchange contracts .............................................    7,387,888      (3,976,858)
                                                                      ----------     -----------
   NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS ......   $3,411,030
                                                                      ==========


                             42 | Semiannual Report

Franklin Mutual Recovery Fund

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At September 30, 2008, the aggregate value of these securities was $3,216,567,representing 1.00% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL
 AMOUNT/
 SHARES/
WARRANTS/                                                    ACQUISITION
CONTRACTS   ISSUER                                              DATES            COST         VALUE
---------   ------------------------------------------   ------------------   ----------   -----------
   41,983      AboveNet Inc. .........................    9/03/03 - 8/08/08   $1,625,260   $ 2,099,150
       55      AboveNet Inc., stock grant, grant price
                  $20.95, expiration date 9/09/13 ....    4/17/06 - 9/08/06           --         1,400
1,874,481      Cerberus CG Investor I LLC ............    7/26/07 - 6/17/08    1,874,481       912,775
1,645,200      Cerberus CG Investor I LLC, 12.00%,
                  7/31/14 ............................        7/26/07          1,645,200       801,127
1,874,481      Cerberus CG Investor II LLC ...........    7/26/07 - 6/17/08    1,874,481       912,775
1,645,200      Cerberus CG Investor II LLC, 12.00%,
                  7/31/14 ............................        7/26/07          1,645,200       801,127
  937,240      Cerberus CG Investor III LLC ..........    7/26/07 - 6/17/08      937,240       456,388
  822,600      Cerberus CG Investor III LLC, 12.00%,
                  7/31/14 ............................         7/26/07           822,600       400,564
  518,940      Cerberus FIM Investors Auto Finance
                  LLC ................................        11/20/06           518,940       184,062
1,555,760      Cerberus FIM Investors Auto Finance
                  LLC, 12.00%, 11/22/13 ..............        11/20/06         1,555,760       551,810
   43,226      Cerberus FIM Investors Commercial
                  Finance LLC ........................        11/20/06            43,226        15,332


                             Semiannual Report | 43

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL
 AMOUNT/
 SHARES/
WARRANTS/                                                    ACQUISITION
CONTRACTS   ISSUER                                              DATES            COST         VALUE
---------   ------------------------------------------   ------------------   ----------   -----------
  129,678      Cerberus FIM Investors Commercial
                  Finance LLC, 12.00%, 11/22/13 ......        11/20/06        $  129,678   $    45,995
   81,021      Cerberus FIM Investors Commercial
                  Mortgage LLC .......................        11/20/06            81,021        28,737
  243,062      Cerberus FIM Investors Commercial
                  Mortgage LLC, 12.00%, 11/22/13 .....        11/20/06           243,062        86,211
  396,277      Cerberus FIM Investors Insurance
                  LLC ................................        11/20/06           396,277       140,555
1,188,832      Cerberus FIM Investors Insurance
                  LLC, 12.00%, 11/22/13 ..............        11/20/06         1,188,832       421,665
  737,786      Cerberus FIM Investors Rescap LLC .....        11/20/06           737,786       261,684
2,213,359      Cerberus FIM Investors Rescap LLC,
                  12.00%, 11/22/13 ...................        11/20/06         2,213,359       785,053
    2,377   (a)Dana Holding Corp., 4.00%, cvt. .......
                  pfd., B ............................        12/27/07           237,700       136,678
      721      Elephant Capital Holdings Limited .....   10/22/03 - 3/11/08       94,466            --
  410,714      First Chicago Bancorp .................        11/16/06         5,749,996     4,927,583
4,502,725      GLCP Harrah's Investment LP ...........         1/15/08         4,502,725     1,350,817
   10,457      IACNA Investor LLC ....................         7/24/08            10,457           105
  287,034      Imagine Group Holdings Ltd. ...........         8/31/04         2,939,659     3,510,426
  155,394      International Automotive Components
                  Group Brazil LLC ...................   4/13/06 - 8/21/06        93,277       359,292
   16,213      International Automotive Components
                  Group Japan LLC ....................   9/26/06 - 3/27/07       140,865        65,108
  660,308      International Automotive Components
                  Group LLC ..........................   1/12/06 - 4/04/08       660,565       434,219
  299,438      International Automotive Components
                  Group NA LLC, A ....................   3/30/07 - 10/10/07      288,473       213,769
   90,167      International Automotive Components
                  Group NA LLC, 9.00%, 4/01/17 .......        3/30/07             91,520        73,368
  104,434      Kindred Healthcare Inc. ...............   3/10/04 - 7/08/08     2,015,626     2,735,283
               Motor Coach Industries International
                  Inc., Senior Secured Term Loan, FRN,
  253,640         Second Lien, 11.00%, 12/01/08 ......         8/12/08           202,912       177,548
3,484,298      Third Lien, 15.649%, 12/01/08 .........   5/27/04 - 8/29/08     3,484,298     1,169,679
               Motor Coach Industries International
                  Inc., FRN,
  118,948      First Lien DIP Revolver, 9.50%,
                  9/19/09 ............................         9/19/08           116,915       117,556
  310,748      Second Lien DIP Trust A Term Loan,
                  14.50%, 9/19/09 ....................         8/12/08           249,598       259,475
  221,741      Second Lien DIP Trust A Term Loan,
                  15.25%, 9/19/09 ....................         9/22/08           217,306       188,480
        1      Motor Coach Industries International
                  Inc., wts., 5/27/09 ................         3/30/07                --            --
   31,928      NCB Warrant Holdings Ltd., A ..........   12/16/05 - 3/11/08    2,310,346            --
               Pontus I LLC, junior note, 144A, FRN,
  610,745         5.926%, 7/24/09 ....................         1/22/08           610,745       424,704
  538,697         6.488%, 7/24/09 ....................         2/12/08           538,697       413,089
  551,728         6.645%, 7/24/09 ....................         2/25/08           551,728       507,731


                             44 | Semiannual Report

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL
 AMOUNT/
 SHARES/
WARRANTS/                                                    ACQUISITION
CONTRACTS   ISSUER                                              DATES            COST         VALUE
---------   ------------------------------------------   ------------------   ----------   -----------
  269,261      Pontus II Trust, junior note, 144A,
                  FRN, 6.488%, 6/25/09 ...............         2/29/08        $  269,261   $   206,477
               Revel Entertainment Group LLC,FRN,
3,000,000         First lien loan, 8.20%, 11/30/08 ...        12/20/07         2,985,000     2,925,000
3,000,000      Second lien loan, 11.20%,
                  11/30/08 ...........................        12/20/07         2,970,000     2,955,000
  445,440      Symetra Financial .....................         7/27/04         5,120,000     6,458,880
                                                                                           -----------
               TOTAL RESTRICTED SECURITIES (11.32% of
                  Net Assets) ........................                                     $38,516,677
                                                                                           ===========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $141,484 as of September 30, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2008, unfunded commitments were as follows:

                                                                   UNFUNDED
BORROWER                                                          COMMITMENT
--------                                                          ----------
Motor Coach Industries International Inc.,
   First Lien DIP Revolver, FRN, 9.50%, 9/19/09 ...............   $  273,192
Realogy Corp., FRN, 5.679%, 4/10/13 ...........................    1,892,157
                                                                  ----------
                                                                  $2,165,349
                                                                  ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At September 30, 2008, the Fund had aggregate unfunded capital commitments to investments of $12,408,055.


                             Semiannual Report | 45

Franklin Mutual Recovery Fund

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors, committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. CREDIT FACILITY

The Fund participates in a $50 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on May 31, 2009. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility.

During the period ended September 30, 2008, the Fund utilized the credit facility as follows:

PERIOD ENDED SEPTEMBER 30, 2008
-------------------------------
Amount outstanding at September 30, 2008 ..   $          --
Average borrowing(a) ......................   $7,307,692.00
Average interest rate .....................            3.53%

(a)  Loan was outstanding for 13 days during the period.

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             46 | Semiannual Report

Franklin Mutual Recovery Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

FOR SINGLE FUND WITH BOTH ASSETS & LIABILITIES:

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                       ------------   -----------   -----------   ------------
ASSETS:
   Investments in Securities .......   $192,673,778   $97,646,567   $37,636,941   $327,957,286
   Other Financial Instruments(a) ..             --     7,387,888            --      7,387,888
LIABILITIES:
   Other Financial Instruments(a) ..             --     4,002,676            --      4,002,676

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

At September 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - April 1, 2008 ........................    $ 53,984,007
   Net realized gain (loss) ..............................         498,754
   Net change in unrealized appreciation (depreciation) ..      (4,037,671)
   Net purchases (sales) .................................     (12,658,467)
Transfers in and/or out of Level 3 .......................        (149,682)
                                                              ------------
Ending Balance ...........................................    $ 37,636,941
                                                              ============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $ (9,757,132)
                                                              ============

16. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 47

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including a majority of the independent trustees, at a Board meeting held on May 20, 2008, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings solely dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

The independent trustees and Lipper, Inc. (Lipper), an independent third-party analyst, attempted to identify appropriate funds to compare to the Fund. After discussions with and analyzing the research provided by Lipper, the independent trustees concluded that it is difficult to find open-or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, merger arbitrage and undervalued stocks and debt instruments. The independent trustees believed that the best comparables to the Fund were, perhaps, in the hedge fund industry, although that industry has a completely different (and more expensive) fee structure.


                             48 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its relationship with the Fund since the Fund's inception four and one-half years ago as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's longer-term performance is a significant component of incentive-based compensation. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual trustees who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                             Semiannual Report | 49

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. They considered the performance of the Fund over the past four and one-half years since formation of the Fund relative to various benchmarks. The trustees noted that the Fund's total return (Class A shares) on an annualized basis for the period beginning on the Fund's inception date and ended December 31, 2007, exceeded 10%. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund's performance adjustment fee is based), style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. The trustees concluded that the Fund continued to perform well in comparison to its various benchmarks and in the context of the Fund's investment objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio declined over such period (the Fund's expense ratio over such period also declined when excluding the performance adjustment fee). The independent trustees noted that the Fund's performance adjustment fee is calculated based upon the Fund's performance compared against the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. The independent trustees concluded that, in the context of the limited operating history and the above-described uniqueness of the Fund, and notwithstanding the Fund's expense level, they were satisfied with the Fund's overall performance and the quality of the services provided by the manager.

In coming to the determination that the expenses for the Fund were satisfactory, the trustees considered the Fund's performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The trustees also compared the Fund's fees to the fees charged to other accounts managed by the manager. The trustees noted that the effective investment management fee rate of the comparable account managed by the manager was higher than that charged to the Fund.


                             50 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Funds as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered that economies of scale may be realized by the manager and its affiliates as the Fund grows larger; however, since it had only been four and one-half years since the formation of the Fund and the amount of assets under management remains relatively small, the trustees concluded that economies of scale are difficult to consider at this time.


                             Semiannual Report | 51

Franklin Mutual Recovery Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             52 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

- WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 S2008 11/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert
E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND



By /s/GALEN G. VETTER
  ------------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance
      and Administration
     Date November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  ------------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance
      and Administration
     Date November 25, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
     Laura F. Fergerson
     Chief Financial Officer and
     Chief Accounting Officer
     Date November 25, 2008